UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

SCHEDULE 14A
(Rule
14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Check the appropriate box:

☐	Preliminary Proxy Statement

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12
OppFi Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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☒	No Fee Required.

☐	Fee paid previously with preliminary materials:

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

OppFi Inc.

130 E. Randolph Street, Suite 3400

Chicago, Illinois 60601

Dear Stockholders of OppFi Inc.:

You are cordially invited to attend the 2025 Annual Meeting of Stockholders of OppFi Inc. (“OppFi”, the “Company”, “we” or “our”) on Tuesday, June 10, 2025, beginning at 1:30 p.m., Central Time (2:30 p.m., Eastern Time). The annual meeting will be a virtual meeting conducted solely online via live webcast. In order to attend the annual meeting, you must register at www.proxydocs.com/OPFI prior to the deadline of June 9, 2025 at 4:00 p.m., Central Time (5:00 p.m., Eastern Time). Whether or not you plan to virtually attend the annual meeting, we urge you to read this Proxy Statement and consider such information carefully before voting.

At the annual meeting, we will ask you to (i) vote on the election of the following Class I directors to our Board of Directors: Christina Favilla and Jocelyn Moore; (ii) ratify the appointment of RSM US LLP as our independent registered public accounting firm for the 2025 fiscal year and (iii) consider and act upon any other business properly brought before the meeting. Please vote on all the matters described in our Proxy Statement. The Board of Directors unanimously recommends a vote “FOR” the election of each of the nominees for director stated above and “FOR” the ratification of the appointment of RSM US LLP as our independent registered public accounting firm for the 2025 fiscal year.

Under the rules of the Securities and Exchange Commission (the “SEC”), we are providing access to our proxy materials over the Internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials (the “Notice”) on or about April 29, 2025 to OppFi’s stockholders of record at the close of business on April 14, 2025. The Notice contains instructions for your use of this process, including how to access our Proxy Statement and Annual Report and how to vote online. In addition, the Notice contains instructions on how you may (i) receive a paper copy of the Proxy Statement and Annual Report or (ii) elect to receive your Proxy Statement and Annual Report over the Internet.

Whether or not you plan to virtually attend, it is important that your shares be represented and voted at the annual meeting. You may vote your shares over the Internet as described in the Notice. As an alternative, if you received a paper copy of the proxy card by mail, please mark, sign, date and promptly return the card in the self-addressed stamped envelope provided. You may also vote by telephone as described in your proxy card. Voting by telephone, over the Internet, or by mailing a proxy card will not limit your right to attend the annual meeting and vote your shares virtually. We appreciate your continued support of our company.

Sincerely,

/s/ Todd G. Schwartz

Todd G. Schwartz

Chief Executive Officer and

Executive Chairman of the Board

April 29, 2025

Notice of Annual Meeting of Stockholders

DATE/TIME June 10, 2025 2:30 p.m. Eastern Time	VIRTUAL MEETING www.proxydocs.com/OPFI	RECORD DATE April 14, 2025

Items of Business

Agenda	Voting Recommendation	Page Reference

Proposal 1 — Election of Directors	FOR	6

Proposal 2 — Ratification of Appointment of Independent Registered Public Accounting Firm	FOR	11

To the Stockholders of OppFi Inc.:

The annual meeting of stockholders (the “Annual Meeting”) of OppFi Inc. will be held at 1:30 p.m., Central Time (2:30 p.m., Eastern Time), on Tuesday, June 10, 2025. We have determined that the Annual Meeting will be a virtual meeting conducted exclusively via live webcast. In order to attend the annual meeting, you must register at www.proxydocs.com/OPFI prior to the deadline of June 9, 2025 at 4:00 p.m., Central Time (5:00 p.m., Eastern Time).

The Annual Meeting is being held:

1.

to elect, each for a term expiring at the 2028 Annual Meeting of Stockholders or until a successor has been duly elected and qualified, the following individuals to our Board of Directors: Christina Favilla and Jocelyn Moore;

2.	to ratify the appointment of RSM US LLP as our independent registered public accounting firm for the 2025 fiscal year; and

3.	to consider and act upon such other business as may properly come before the annual meeting.

These items of business are described in the Proxy Statement that follows this notice. Holders of record of shares of OppFi’s Class A common stock, par value $0.0001 per share, and/or shares of Class V common stock, par value $0.0001 per share, as of the close of business on April 14, 2025 are entitled to notice of, and to vote at, the Annual Meeting, or any continuation, postponement or adjournment thereof. A complete list of such stockholders will be open to the examination of any stockholder for a period of ten days prior to the Annual Meeting for a purpose germane to the meeting at our principal executive offices.

Whether or not you attend the Annual Meeting, it is important that your shares be represented and voted at the Annual Meeting. Therefore, I urge you to promptly vote and submit your proxy via the internet, by phone or by signing, dating and returning the enclosed proxy card in the enclosed envelope, which requires no postage if mailed in the United States. If you have received a proxy card, instructions regarding how you can vote are contained on the proxy card. If you decide to attend the Annual Meeting, you will be able to vote in person, even if you have previously submitted your proxy.

By Order of the Board of Directors,

Marv Gurevich

General Counsel and Secretary

April 29, 2025

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on June 10, 2025: This notice of Annual Meeting, the related proxy statement and our 2024 Annual Report on Form 10-K are available at www.proxydocs.com/OPFI.

Our Board unanimously recommends that you vote “FOR” each of these proposals and “FOR” each of the director nominees.

OppFi Inc.

130 E. Randolph Street, Suite 3400

Chicago, Illinois 60601

Proxy Statement

For the Annual Meeting of Stockholders to be held on June 10, 2025

This proxy statement (this “Proxy Statement”) and our annual report for the fiscal year ended December 31, 2024 (the “Annual Report” and, together with the Proxy Statement, the “Proxy Materials”) are being furnished by and on behalf of the board of directors (the “Board”) of OppFi Inc. in connection with our 2025 annual meeting of stockholders (the “Annual Meeting”). This Notice of Annual Meeting and Proxy Statement are first being distributed or made available, as the case may be, on or about April 29, 2025.

As used herein, the terms “Company,” “OppFi,” “we,” “us,” or “our” refer to OppFi Inc. and its consolidated subsidiaries unless otherwise stated or the context otherwise requires. The Company was a special purpose acquisition company named FG New America Acquisition Corp. (“FGNA”) until July 20, 2021, when FGNA and Opportunity Financial, LLC, a Delaware limited liability company (collectively with its subsidiaries, “OppFi-LLC”) consummated the business combination (the “Business Combination”). Upon closing of the Business Combination (the “Closing”), FGNA changed its name to “OppFi Inc.” and OppFi-LLC became a subsidiary of OppFi Inc.

General Information about the Annual Meeting and Voting

The following questions and answers briefly address some commonly asked questions about the Annual Meeting, the proposals to be presented at the Annual Meeting, and how voting with respect to the Annual Meeting works. The following questions and answers do not include all the information that is important to our stockholders. We urge our stockholders to carefully read this entire proxy statement, including the other documents referred to herein.

Q: When and where will the Annual Meeting be held?

A: The Annual Meeting will be held on Tuesday, June 10, 2025 at 1:30 p.m., Central Time (2:30 p.m., Eastern Time), unless the Annual Meeting is adjourned. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. In order to attend the annual meeting, you must register at www.proxydocs.com/OPFI prior to the deadline of June 9, 2025 at 4:00 p.m., Central Time (5:00 p.m., Eastern Time). Upon completing your registration, you will receive further instructions via email, including your unique link that will allow you to access the virtual meeting. The online meeting will begin promptly at 1:30 p.m., Central Time (2:30 p.m., Eastern Time). We encourage you to access the annual meeting 15 minutes prior to the start time leaving ample time for the check in and to ensure that you can hear audio prior to the annual meeting. We will have technicians ready to assist you with any technical difficulties you may have accessing the Annual Meeting. If you encounter any difficulties accessing the virtual-only Annual Meeting platform, including any difficulties voting or submitting questions, you may call the technical support number that will be posted in your instructional email.

Q: What proposals are stockholders being asked to vote upon?

A: We are requesting that our stockholders vote at the Annual Meeting upon the following proposals described in this Proxy Statement:

•	Proposal No. 1: Election of the director nominees named in this Proxy Statement as Class I directors.

•	Proposal No. 2: Ratification of the appointment of RSM US LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2025.

Except as described above, we do not intend to bring any business before the meeting other than that set forth in the Notice of the Annual Meeting of Stockholders and described in this Proxy Statement.

However, if any other business should properly come before the meeting, the persons named in the proxy card intend to vote in accordance with their best judgment on that business and on any matters dealing with the conduct of the meeting pursuant to the discretionary authority granted in the proxy.

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Proxy Statement

Q: Are there any matters to be voted on at the Annual Meeting that are not included in this Proxy Statement?

A: As of the date this Proxy Statement went to print, we did not know of any matters to be properly presented at the Annual Meeting other than those referred to in this Proxy Statement. If other matters are properly presented at the meeting or any adjournment or postponement thereof for consideration, and you are a stockholder of record and have submitted a proxy card, the persons named in your proxy card will have the discretion to vote on those matters for you.

Q: What does it mean if I receive more than one set of Proxy Materials?

A: It means that your shares are held in more than one account at the transfer agent and/or with banks or brokers. Please vote all of your shares. To ensure that all of your shares are voted, for each set of Proxy Materials, please submit your proxy via the Internet, phone or by signing, dating and returning the enclosed proxy card in the enclosed envelope.

Q: Who is entitled to vote at the Annual Meeting?

A: Holders of record of shares of our Class A common stock, par value $0.0001 per share (the “Class A Common Stock”), and shares of our Class V common stock, par value $0.0001 per share (the “Class V Common Stock” and together with our Class A Common Stock, our “Common Stock”), as of April 14, 2025 (the “Record Date”) will be entitled to notice of, and to vote at, the Annual Meeting and any continuation, postponement or adjournment thereof. At the close of business on the Record Date, there were 25,765,651 shares of our Class A Common Stock issued and outstanding and entitled to vote and 61,023,846 shares of our Class V Common Stock issued and outstanding and entitled to vote. Each share of our Common Stock is entitled to one vote on any matter presented to stockholders at the Annual Meeting.

Q: What is the difference between being a “record holder” and holding shares in “street name”?

A: A record holder (also called a “registered holder”) holds shares in his, her or its name. Shares held in “street name” refer to shares that are held on the holder’s behalf in the name of a bank, broker or other nominee.

Q: What do I do if my shares are held in “street name”?

A: If your shares are held in a brokerage account or by a bank or other holder of record, you are considered the “beneficial owner” of shares held in “street name.” The Proxy Materials have been forwarded to you by your broker, bank or other nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank or other holder of record on how to vote your shares by following their instructions for voting. Please refer to information from your bank, broker or other nominee on how to submit your voting instructions.

Q: How many shares must be present to hold the Annual Meeting?

A: A quorum of our stockholders must be present at the Annual Meeting for any business to be conducted. The holders of a majority in voting power of our capital stock issued and outstanding and entitled to vote, present in person or by remote communication (which would include presence at the virtual Annual Meeting) or represented by proxy, constitutes a quorum. If you authorize a proxy to vote electronically or telephonically or you sign and return your paper proxy card, your shares will be counted to determine whether we have a quorum even if you abstain or fail to vote as indicated in the Proxy Materials.

Broker non-votes will also be considered present for the purpose of determining whether there is a quorum for the Annual Meeting.

Q: What are “broker non-votes”?

A: A “broker non-vote” occurs when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a proposal because (1) the broker has not received voting instructions from the stockholder who beneficially owns the shares and (2) the broker lacks the authority to vote the shares at their discretion.

Under current New York Stock Exchange (“NYSE”) interpretations that govern broker non-votes, Proposal No. 1 is considered a non-discretionary matter, and a broker will lack the authority to vote uninstructed shares at their discretion on this proposal. However, Proposal No. 2 is considered a discretionary matter, and a broker will be permitted to exercise its discretion to vote uninstructed shares on this proposal.

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Proxy Statement

Q: What if a quorum is not present at the Annual Meeting?

A: If a quorum is not present or represented at the scheduled time of the Annual Meeting, the chairman of the Annual Meeting may adjourn the Annual Meeting until a quorum is present or represented.

Q: How do I vote my shares without attending the Annual Meeting?

A: You can vote in any of the following ways:

By Internet	If you received the Notice or a printed copy of the Proxy Materials, follow the instructions in the Notice or on the proxy card.
By Telephone	If you received a printed copy of the Proxy Materials, follow the instructions on the proxy card.
By Mail	If you received a printed copy of the Proxy Materials, complete, sign, date, and mail your proxy card in the enclosed, postage-prepaid envelope.

To vote prior to the annual meeting if you hold your shares in “street name,” follow the instructions of your bank or broker.

Q: How can I attend and vote at the Annual Meeting?

A: To attend and vote virtually at the annual meeting if you are a registered stockholder or if you hold your shares in “street name”:

Registered Stockholder. You may vote in person virtually by attending the meeting through www.proxydocs.com/OPFI. To attend the Annual Meeting and vote your shares, you must register for the Annual Meeting and provide the control number located on your Notice or proxy card. See “When and where will the Annual Meeting be held?” above for further information.

Shares Held in Street Name. If you hold your shares through a broker, bank or other nominee (that is, in street name), you will receive instructions from your broker, bank or nominee that you must follow in order to submit your voting instructions and have your shares voted at the Annual Meeting. If you want to vote in person virtually at the Annual Meeting, you must register in advance at www.proxydocs.com/OPFI. You may be instructed to obtain a legal proxy from your broker, bank or other nominee and to submit a copy in advance of the meeting. Further instructions will be provided to you as part of your registration process.

We recommend that you log-in at least 15 minutes before the annual meeting starts to ensure that you are logged in and able to hear audio when the virtual meeting begins.

Q: How does the Board recommend that I vote?

A: The Board recommends that you vote:

•	FOR the election of all the director nominees named in this Proxy Statement as Class I directors.

•	FOR the ratification of the appointment of RSM US LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2025.

Q: What vote is required to approve each proposal at the Annual Meeting?

A: The following votes are required for each proposal at the Annual Meeting:

•

Proposal No. 1 — Election of Directors: The election of the director nominees pursuant to the director election proposal requires a plurality of the votes cast by holders of Class A Common Stock and Class V Common Stock present in person or represented by proxy and entitled to vote at the Annual Meeting, voting as a single class. This means that the nominees receiving the highest number of affirmative “FOR” votes will be elected. The voting options are “FOR” or “WITHHOLD” for each nominee. Votes that are “WITHHELD” will have the same effect as an abstention and will not count as a vote for or against a director nominee because directors are elected by plurality voting. Broker discretionary voting is not allowed for this proposal, as this is not considered a discretionary matter. Thus brokers lack authority to exercise their discretion to vote uninstructed shares on this proposal.

•

Proposal No. 2 — Ratification of Appointment of Independent Registered Public Accounting Firm: The ratification of the appointment of our independent registered public accounting firm requires the affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions) by holders of Class A Common Stock and Class V Common Stock present in person or represented by proxy and entitled to vote at the Annual Meeting, voting as a single class. The voting options

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Proxy Statement

are “FOR”, “AGAINST” or “ABSTAIN”. A vote marked as an “Abstention” is not considered a vote cast and will therefore not affect the outcome of this proposal. Broker discretionary voting is allowed for this proposal as this is considered a discretionary matter, thus brokers are permitted to exercise their discretion to vote uninstructed shares on this proposal.

As of the Record Date, Mr. Todd G. Schwartz, our Chief Executive Officer and Executive Chairman of the Board (the “CEO”), and entities controlled by him beneficially owned and had the right to vote approximately 61,589,096 of the outstanding shares of our Common Stock (representing approximately 71.0% of the voting power), and Mr. Todd Schwartz has advised us that he intends to vote all such shares in favor of the director nominees listed herein and for the ratification of the appointment of RSM US LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2025. As a result, we expect to have a quorum at the Annual Meeting and the passage of Proposal Nos. 1 and 2.

Q: What if I do not specify how my shares are to be voted?

A: If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote in accordance with the recommendations of the Board. The Board’s recommendations are set forth above, as well as with the description of each proposal in this Proxy Statement.

Q: Who will count the votes?

A: Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count, for the election of directors, “For,” “Withhold” and broker non-votes; and, with respect to the other proposal, votes “For” and “Against,” abstentions and broker non-votes. Broker non-votes will not be included in the tabulation of the voting results of any of the proposals and, therefore, will have no effect on such proposals.

Q: Can I revoke or change my vote after I submit my proxy?

A: Yes. Whether you have voted by Internet, telephone or mail, if you are a stockholder of record, you may change your vote and revoke your proxy at any time prior to its exercise at the Annual Meeting by:

•	sending a written statement to that effect to the attention of our Corporate Secretary at our corporate offices at 130 E. Randolph Street, Suite 3400 Chicago, Illinois 60601;

•	properly submitting a later proxy via Internet or by telephone;

•	properly submitting a duly executed proxy bearing a later date; or

•	voting your shares at the virtual Annual Meeting.

If you hold shares in street name, you may submit new voting instructions by contacting your bank, broker or other nominee. You may also change your vote or revoke your proxy at the Annual Meeting if you obtain a signed proxy from the record holder (broker, bank or other nominee) giving you the right to vote the shares.

Your most recent proxy card or telephone or Internet proxy is the one that is counted. Your attendance at the Annual Meeting by itself will not revoke your proxy unless you give written notice of revocation to us before your proxy is voted or you vote at the Annual Meeting.

Q: Who will pay for the cost of this proxy solicitation?

A: We will pay the cost of soliciting proxies. Proxies may be solicited on our behalf by directors, officers or employees (for no additional compensation) in person or by telephone, electronic transmission and facsimile transmission. Brokers and other nominees will be requested to solicit proxies or authorizations from beneficial owners and will be reimbursed for their reasonable expenses.

Q: What happens if I sell my shares of Common Stock before the Annual Meeting?

A: The Record Date for the Annual Meeting is earlier than the date of the Annual Meeting. If you transfer your shares after the Record Date, but before the Annual Meeting, unless you grant a proxy to the transferee, you will retain your right to vote at the Annual Meeting with respect to such shares.

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Proxy Statement

Q: Who can help answer my questions?

A: If you have questions about the Annual Meeting, the Proxy Statement or the proposals contained in the Proxy Statement, or if you need additional copies of the proxy statement or the enclosed proxy card you should contact:

OppFi Inc.

Attn: Corporate Secretary

130 E. Randolph Street

Suite 3400

Chicago, Illinois 60601

corporate.secretary@oppfi.com

You also may obtain additional information about OppFi from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

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PROPOSAL 1 — Election of Directors

Board Overview

Our Second Amended and Restated Certificate of Incorporation (“Charter”) and Amended and Restated bylaws (“Bylaws”), each as currently in effect, provide that the Board shall be composed of such number of directors as established from time to time by the Board, and that the Board shall be divided into three classes (designated Class I, Class II and Class III) as nearly equal in number as possible, and that each Director shall be elected for a term of three years with the term of one class expiring each year. The Board has fixed the number of directors at six, and we currently have six directors serving on the Board.

Two Class I directors have been nominated for re-election at the Annual Meeting to serve for a term ending at the 2028 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified, or until their earlier death, resignation, retirement, disqualification or removal, and the proxies cannot be voted for a greater number of persons than the number of nominees named.

Director Nomination Process

The Nominating and Corporate Governance Committee of the Board (the “Nominating and Corporate Governance Committee”) is responsible for recommending candidates to serve on the Board and its committees. The Nominating and Corporate Governance Committee believes that all directors must, at a minimum, meet the criteria set forth in our Corporate Governance Guidelines, which specify, among other things, that directors should possess the highest personal and professional ethics, integrity and values and be committed to representing the long-term interests of our stockholders. They must have an inquisitive and objective outlook and mature judgment. They must also have experience in positions with a high degree of responsibility and be leaders in the companies and institutions with which they are, or have been, affiliated. In addition, the Nominating and Corporate Governance Committee considers a nominee’s differences in, among other things, viewpoint, knowledge, experience and skills and believes that a range of backgrounds and viewpoints is a key attribute for a director nominee. The Nominating and Corporate Governance Committee seeks a Board that is representative of our dynamic and growing business, stockholders, customers and personnel. The Nominating and Corporate Governance Committee has not established a formal policy regarding diversity. As of the date of this Proxy Statement, approximately 33% of our Board members are women.

The Nominating and Corporate Governance Committee also considers a combination of factors for each nominee for director, including the perceived needs of the Board as a whole, each director nominee’s relevant background, experience and skills and expected contributions to the Board.

The Nominating and Corporate Governance Committee has determined that all of our director nominees meet the criteria and qualifications set forth in our Corporate Governance Guidelines and certain other criteria, including the criteria set forth above. Moreover, each director nominee possesses the following critical personal qualities and attributes that we believe are essential for the proper functioning of the Board to allow it to fulfill its duties for our stockholders: accountability, ethical leadership, governance, integrity, risk management and sound business judgment. The director nominee biographies below include a non-exclusive list of other key experiences and qualifications that further qualify the individual to serve on the Board. These collective qualities, skills, experiences and attributes are essential to the Board’s ability to exercise its oversight function for the Company and its stockholders, and guide the long-term sustainable, dependable performance of the Company.

The Nominating and Corporate Governance Committee will consider director candidates recommended by stockholders, and such candidates will be considered and evaluated under the same criteria described above. Any recommendation submitted to us should be in writing and should include any supporting material the stockholder considers appropriate in support of that recommendation, but must include information that would be required under the rules of the SEC to be included in a proxy statement soliciting proxies for the election of such candidate and a written consent of the candidate to serve as one of our directors if elected and must otherwise comply with the requirements under our Bylaws for stockholders to recommend director nominees. Stockholders wishing to propose a candidate for consideration may do so by submitting the above information to the attention of the Corporate Secretary, OppFi Inc., 130 E. Randolph Street, Suite 3400 Chicago, Illinois 60601. All recommendations for director nominations received by the Corporate Secretary that satisfy our Bylaws requirements relating to such director nominations will be presented to the Nominating and Corporate Governance Committee for its consideration. Stockholders also must satisfy the notification, timeliness, consent and information requirements set forth in our Bylaws. These timing requirements are also described under the caption “Stockholder Proposals and Director Nominations.”

Under that certain Investor Rights Agreement, dated as of July 20, 2021 (the “Investor Rights Agreement”), entered into in connection with the Business Combination, Todd G. Schwartz as representative (the “SCG Holders’ Representative”) for each of the affiliates of Schwartz Capital Group, LTHS Capital Group, and TGS Capital Group (f/k/a Todd Schwartz Capital Group), and any of their respective permitted transferees (collectively, the “SCG Holders”) has the right to designate a certain number of individuals for nomination by the Board as director nominees to be elected by the Company’s stockholders if certain criteria are met (“Member Directors”). Specifically, (i) for so long

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Proposal 1 — Election of Directors

as the SCG Holders hold at least 50% of the voting power entitled to vote in the election of directors, the SCG Holders’ Representative will have the right to nominate five directors to the Board; (ii) for so long as the SCG Holders hold at least 40% (but less than 50%) of the voting power entitled to vote in the election of directors, the SCG Holders’ Representative will have the right to nominate four directors to the Board; (iii) for so long as the SCG Holders hold at least 30% (but less than 40%) of the voting power entitled to vote in the election of directors, the SCG Holders’ Representative will have the right to nominate three directors to the Board; (iv) for so long as the SCG Holders hold at least 20% (but less than 30%) of the voting power entitled to vote in the election of directors, the SCG Holders’ Representative will have the right to nominate two directors to the Board; and (v) for so long as the SCG Holders hold at least 5% (but less than 20%) of the voting power entitled to vote in the election of directors, the SCG Holders’ Representative will have the right to nominate one director to the Board. Based on the SCG Holders voting power as of the Record Date, the SCG Holders’ Representative has designated five individuals, Theodore Schwartz, Todd G. Schwartz, David Vennettilli, Christina Favilla and Jocelyn Moore, for such purpose. Each of Christina Favilla and Jocelyn Moore are Class I director nominees standing for re-election at this Annual Meeting.

The Investor Rights Agreement also provides that for so long as the Company is a “controlled company” under applicable NYSE rules, the SCG Holders’ Representative will have the right to nominate a majority of each committee of the Board, and if the Company ceases to be a “controlled company” to nominate members of each committee proportional to the share of directors nominated by the SCG Holders.

We believe we have a balanced Board, which is comprised of directors who individually possess the leadership and character commensurate with the role of director, and who collectively possess the mix of skills necessary to provide appropriate oversight of a company the size and complexity of the Company. In addition, the Board possesses a strong mix of experienced and newer directors.

Director Nominees

The Board is currently comprised of Todd G. Schwartz, Jocelyn Moore, Christina Favilla, Theodore Schwartz, David Vennettilli and Greg Zeeman, with the Class I directors being Christina Favilla and Jocelyn Moore, the Class II directors being Theodore Schwartz and Greg Zeeman, and the Class III directors being David Vennettilli and Todd Schwartz. Each of the current Class I directors is standing for re-election at this Annual Meeting.

Each Class I director nominee was recommended for re-election by the Nominating and Corporate Governance Committee for consideration by the Board and proposal to our stockholders. If, before the Annual Meeting, any nominee becomes unable to serve, or chooses not to serve, the Board may nominate a substitute. If that happens, the persons named as proxies on the proxy card will vote for the substitute, subject to the provisions of the Investor Rights Agreement. Alternatively, the Board may either let the vacancy stay unfilled until an appropriate candidate is identified or reduce the size of the Board to eliminate the unfilled seat, subject to the provisions of the Investor Rights Agreement.

The information presented below regarding each nominee also sets forth specific experience, qualifications, attributes and skills that led the Board to conclude that such individual should serve as a director in light of our business and structure.

Class I Director Nominees for Election for a Three-Year Term Expiring at the 2028 Annual Meeting

Christina Favilla Age: 57 Director Since: July 20, 2021

Christina Favilla served as Chief Operating Officer of Sterling National Bank from July 2017 until December 2018. She previously served as Chief Operating Officer of GE Capital’s lending and leasing business from February 2012 until June 2017. Prior to 2012, she served as President of Discover Bank for six years. She currently serves as a board member of Priority Technology Holdings (Nasdaq: PRTH), a provider of merchant acquiring and commercial payment solutions; a board member of Ocrolus, a provider of a document AI platform for the financial services industry; and a board member of Citizens State Bank of Ouray Colorado. She previously served as a board member of Mount Rainier Acquisition Corp., a special purpose acquisition company (Nasdaq: RENR), until its business combination in February 2023. Ms. Favilla is a seasoned banking and financial services professional with a track record of growing business platforms in volatile regulatory environments. Her core skills include people leadership, risk management, P&L, and IT governance. Ms. Favilla holds an MBA in Information Systems from the Fordham Gabelli School of Business.

We believe Ms. Favilla is qualified to serve on the Board based on her extensive executive leadership and management experience and her significant strategic and leadership expertise in the financial services industry.

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Proposal 1 — Election of Directors

Jocelyn Moore Age: 48 Director Since: July 20, 2021

Jocelyn Moore is our Lead Director. Ms. Moore currently serves as the Founder and Principal of Jocelyn Moore Consulting, LLC, a boutique corporate affairs advisory firm founded in May 2020. She serves on the boards of DraftKings, Inc. (Nasdaq: DKNG), a digital sports entertainment and gaming company, and Pallas Advisors, a strategic advisory firm specializing in national security, defense, and innovation. In October 2021 and again in October 2024, Ms. Moore was appointed to serve on the board of the First Responder Network (FirstNet) Authority, a unique public-private partnership created after September 11th to provide a high-speed, nationwide, wireless broadband network for public safety. From June 2022 to April 2023, Ms. Moore served as a director of Games & Esports Experience Acquisition Corp. (Formerly Nasdaq: GEEX) and from December 2021 to March 2025, she served as a director of Omaze, a private fundraising company disrupting traditional philanthropy and empowering world-changing nonprofits. Ms. Moore served as Senior Managing Director of Corporate Affairs at Pretium, an alternative investment management firm, from January 2022 until June 2023 and in various roles with the National Football League (“NFL”), including Executive Vice President of Communications and Public Affairs and member of the NFL’s executive leadership team from June 2018 until April 2020 and Senior Vice President of Public Policy and Government Affairs from July 2016 to June 2018. Prior to joining the NFL, from September 2015 until July 2016, Ms. Moore served as a Managing Director of The Glover Park Group (now FGS Global), a leading national communications and government affairs consulting firm. She also spent 15 years in various senior staff positions in the United States Senate, most recently as the Deputy Staff Director of the Senate Finance Committee. Ms. Moore serves as a director on the West Virginia University Health System Board of Directors, where she is a member of the Quality & Patient Safety Committee, and on the DC Rape Crisis Center Board of Directors, where she is a member of the Fundraising Committee. Ms. Moore holds a B.A. in English and an M.Ed. in Student Personnel in Higher Education, both from the University of Florida.

We believe Ms. Moore is qualified to serve on the Board due, among other things, to her experience and background in managing large-scale corporations, including experience in the front office of the NFL, as well as her service as a member of the board of directors of numerous entities.

Continuing Class II Directors to Serve Until the 2026 Annual Meeting

Theodore Schwartz Age: 71 Director Since: July 20, 2021

Theodore Schwartz is a Co-Founder of OppFi-LLC and has been served on its board of managers from its founding in 2012 until July 2021. Mr. Schwartz is also a Founder and Managing Partner of Schwartz Capital Group, where he focuses on the firm’s direct equity investment efforts and works extensively with portfolio companies on their customer strategies. He is also a Co-Founder of Strand Equity Partners, a leading consumer growth equity firm led by experienced investors and entrepreneurs. Prior to founding Schwartz Capital and Strand Equity Partners, Mr. Schwartz was founder and Chairman of APAC Customer Services, Inc. (“APAC”), a company he founded in 1992. Under his direction and stewardship, APAC was a pioneer employing over 25,000 people and remains a leader in providing outsourced solutions for a wide range of Fortune 500 clients. Mr. Schwartz took APAC public via an initial public offering in 1995 and sold the remainder of his shares to JP Morgan in 2011. He enjoys building businesses and mentoring management teams. In addition, he has been extensively involved in various philanthropic efforts.

We believe that Mr. Schwartz is qualified to serve on the Board due to his experience as a Co-Founder of OppFi-LLC, as a major stockholder and due to his extensive experience leading companies from the growth stage through public listing.

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Proposal 1 — Election of Directors

Greg Zeeman Age: 56 Director Since: July 20, 2021

Greg Zeeman served as the Chief Executive Officer of Libra Solutions (f/k/a Oasis Financial), a leading privately held specialty finance company focused on consumer and commercial legal finance, headquartered in Rosemont, Illinois, from May 2019 to February 2023. Prior to that, he was Chief Operating Officer at Enova International and previously held various roles at multinational banking and financial services company HSBC, including as Chief Operating Officer of HSBC North America Holdings and Deputy Chief Executive Officer of HSBC Singapore. He is also a member of the non-profit board of the Daniel Murphy Scholarship Fund. Mr. Zeeman holds a Bachelor of Arts in Economics and Political Science from the University of North Carolina at Chapel Hill and a Master of Business Administration from Harvard Business School.

We believe Mr. Zeeman is qualified to serve on the Board based on his extensive executive leadership and management experience and his significant strategic and leadership expertise in the financial services industry.

Continuing Class III Directors to Serve Until the 2027 Annual Meeting

Todd G. Schwartz Executive Chairman Age: 43 Director Since: 2012

Todd Schwartz is a Co-Founder of OppFi-LLC and has served as OppFi’s Chief Executive Officer since February 2022. He has been the Executive Chairman of the Board since July 2021 and served as OppFi-LLC’s Chief Executive Officer from its founding in 2012 until 2015 when he became Executive Chairman of OppFi-LLC’s board of managers. Mr. Schwartz is also a Partner of Schwartz Capital Group, where he focuses on the firm’s direct equity investment and real estate efforts and works extensively with portfolio companies on their growth strategies. He is also a Partner of Strand Equity Partners, a leading consumer growth equity firm led by experienced investors and entrepreneurs. Previously, Mr. Schwartz founded the multi-family real estate company Beach Coast Properties in California in 2007 and sold it in 2014. He graduated from Tulane University with a BS in Finance.

We believe that Mr. Todd Schwartz is qualified to serve on the Board due to his experience as a Co-Founder and Chief Executive Officer of OppFi-LLC, as our largest stockholder and due to his extensive experience in finance and as a private equity investor.

David Vennettilli Age: 37 Director Since: 2015

David Vennettilli has served on the Board since July 2021. Mr. Vennettilli was an advisor to OppFi-LLC’s board of managers prior to July 2021 and served in that role since 2015. Mr. Vennettilli is also a Partner at Schwartz Capital Group, a role in which he has served since 2015, where he leads the firm’s private equity, real estate and opportunistic equity efforts. Mr. Vennettilli is also a Partner of Strand Equity Partners, a leading consumer growth equity firm led by experienced investors and entrepreneurs, where he focuses on M&A execution and portfolio company management. Previously, Mr. Vennettilli worked in private equity at GTCR in Chicago from 2011 to 2015, focusing on information services, software and technology investments. Prior to joining GTCR, he worked in investment banking at Moelis & Company in New York. Mr. Vennettilli graduated with high distinction from the University of Michigan Ross School of Business with a BBA in Finance and Accounting.

We believe that Mr. Vennettilli is qualified to serve on the Board due to his experience as an advisor to OppFi-LLC’s board of managers since 2015 and due to his extensive experience in finance and as a private equity investor.

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Proposal 1 — Election of Directors

Vote Required for Approval

The election of the director nominees pursuant to this Proposal No. 1 requires a plurality of the votes cast by holders of Class A Common Stock and Class V Common Stock present in person or represented by proxy and entitled to vote at the Annual Meeting, voting as a single class. This means that a director nominee will be elected if such director receives more affirmative votes than any other nominee for the same position. Votes marked “FOR” a nominee will be counted in favor of such nominee. Failure to vote by proxy or to vote in person (which includes presence at the virtual special meeting) at the Annual Meeting and “WITHHOLD” votes will have no effect on the vote because a plurality of the votes cast is required for the election of the director nominee. Cumulative voting is not permitted in the election of directors. Broker discretionary voting is not allowed for this proposal, as this is not considered a discretionary matter, thus brokers lack authority to exercise their discretion to vote uninstructed shares on this proposal.

The Board unanimously recommends a vote “FOR” each of the Class I director nominees: Christina Favilla and Jocelyn Moore.

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PROPOSAL 2 — Ratification of Appointment of Independent Registered Public Accounting Firm

Appointment of Independent Registered Public Accounting Firm

The Audit Committee of the Board (the “Audit Committee”) appoints our independent registered public accounting firm. In this regard, the Audit Committee evaluates the qualifications, performance and independence of our independent registered public accounting firm and determines whether to re-engage our current firm. RSM US LLP (“RSM”) has served as the Company’s independent registered public accounting firm since October 4, 2021 and served as OppFi-LLC’s auditor since 2014. Neither the accounting firm nor any of its members has any direct or indirect financial interest in or any connection with us in any capacity other than as our auditors and providing audit and permissible non-audit related services. Upon consideration of these and other factors, the Audit Committee has appointed RSM to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2025.

Although ratification is not required by our Bylaws or otherwise, the Board is submitting the selection of RSM to our stockholders for ratification because we value our stockholders’ views on the Company’s independent registered public accounting firm and it is a good corporate governance practice. If our stockholders do not ratify the selection, it will be considered as notice to the Board and the Audit Committee to consider the selection of a different firm. Even if the selection is ratified, the Audit Committee, in its discretion, may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

Representatives of RSM are expected to attend the Annual Meeting and to have an opportunity to make a statement and be available to respond to appropriate questions from stockholders.

Audit, Audit-Related, Tax and All Other Fees

The table below sets forth the aggregate fees billed by RSM for 2024 and 2023.

RSM

	2024		2023

Audit Fees	$897,708	(1)	$1,098,923	(1)

Audit-Related Fees	30,188	(2)	200,250	(3)

Tax Fees	574,485	(4)	630,636	(4)

All Other Fees	—		—

Total	$1,502,381		$1,929,809

(1)	Includes fees billed for professional services rendered for the annual financial statement audit, quarterly reviews and review of documents to be filed with the SEC.

(2)	Includes fees billed for employee benefit plan (“EBP”) audit.

(3)	Includes fees billed for EBP audit and due diligence associated with potential transactions.

(4)	Includes fees billed for tax compliance.

Pre-Approval Policies and Procedures

The formal written charter for our Audit Committee requires that the Audit Committee pre-approve all audit and non-audit services to be provided to us by our independent auditor, establish policies and procedures for the Audit Committee’s pre-approval of permitted services in compliance with applicable SEC rules and review such pre-approval policies at least quarterly.

On at least an annual basis, the Audit Committee reviews and generally pre-approves the services (and related fee levels or budgeted amounts) that may be provided by our independent registered public accounting firm without first obtaining specific pre-approval from the Audit Committee. The Audit Committee may revise the list of general pre-approved services from time to time, based on subsequent

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Proposal 2 — Ratification of Appointment of Independent Registered Public Accounting Firm

determinations. Any subcommittee of the Audit Committee to which the Audit Committee delegates authority to make pre-approval decisions must report any such pre-approval decisions to the Audit Committee at its next scheduled meeting. If circumstances arise where it becomes necessary to engage the independent registered public accounting firm for additional services not contemplated in the original pre-approval categories or above the pre-approved amounts, the Audit Committee requires pre-approval for such additional services or such additional amounts.

All of the services listed in the table above provided by RSM were approved by our Audit Committee.

Vote Required for Approval

The ratification of the appointment of our independent registered public accounting firm requires the affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions) by holders of Class A Common Stock and Class V Common Stock present in person or represented by proxy and entitled to vote at the Annual Meeting, voting as a single class. The voting options are “FOR”, “AGAINST” or “ABSTAIN”. A vote marked as an “Abstention” is not considered a vote cast and will therefore not affect the outcome of this proposal. Broker discretionary voting is allowed for this proposal, as this is considered a discretionary matter. Thus brokers are permitted to exercise their discretion to vote uninstructed shares on this proposal.

The Board unanimously recommends a vote “FOR” the ratification of the appointment of RSM as our independent registered public accounting firm for the fiscal year ending December 31, 2025.

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Audit Committee Report

The Audit Committee operates pursuant to a charter, which is reviewed annually by the Audit Committee. Additionally, a brief description of the primary responsibilities of the Audit Committee is included in this Proxy Statement under the discussion of “Corporate Governance — Audit Committee.” Under the Audit Committee charter, management is responsible for the preparation, presentation and integrity of the Company’s financial statements, the application of accounting and financial reporting principles and our internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent registered public accounting firm is responsible for auditing our financial statements and expressing an opinion as to their conformity with U.S. generally accepted accounting principles.

In the performance of its oversight function, the Audit Committee reviewed and discussed with management and RSM, as the Company’s independent registered public accounting firm, the Company’s audited financial statements for the fiscal year ended December 31, 2024. The Audit Committee also discussed with the Company’s independent registered public accounting firm the matters required to be discussed by applicable standards of the Public Company Accounting Oversight Board (the “PCAOB”) and the SEC. In addition, the Audit Committee received and reviewed the written disclosures and the letters from the Company’s independent registered public accounting firm required by applicable requirements of the PCAOB, regarding such independent registered public accounting firm’s communications with the Audit Committee concerning independence and discussed with the Company’s independent registered public accounting firm their independence from the Company.

Based upon the review and discussions described in the preceding paragraph, the Audit Committee recommended to the Board that the Company’s audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2024 filed with the SEC.

Submitted by the Audit Committee of the Board:

Greg Zeeman

Jocelyn Moore

Christina Favilla

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Executive Officers

The table below identifies and sets forth certain biographical and other information regarding our executive officers as of April 14, 2025. Other than as to Mr. Todd Schwartz, who is the son of Mr. Theodore Schwartz, there are no family relationships among any of our executive officers or directors.

Name	Age	Position(s)

Todd G. Schwartz	43	Chief Executive Officer and Executive Chairman

Pamela Johnson	64	Chief Financial Officer

Christopher McKay	48	Chief Risk and Analytics Officer

See page 9 of this Proxy Statement for Mr. Todd Schwartz’s biography.

Pamela Johnson. Pamela Johnson is the Chief Financial Officer of the Company and has served as Chief Financial Officer since March 2022 and as Chief Accounting Officer of OppFi-LLC since June 2021 (and of the Company since July 2021). Ms. Johnson previously served as a consultant to OppFi-LLC from February 2021 until her appointment as Chief Accounting Officer. She has also served as an Advisor to LawFi, Inc., a legal FinTech lender, since January 2025. Ms. Johnson previously served as the Chief Financial Officer of Heights Finance, an installment lender offering non-prime loans in a six state region from December 2010 until December 2020, and as the Chief Financial Officer of Pioneer Financial Services, Inc., a purchaser of loans made by Pioneer Military Loans, a division of MidCountry Bank that offered loans to active duty and retired military members who had challenges accessing traditional sources of credit. She holds a Bachelor of Business and Master of Accountancy from Western Illinois University.

Christopher McKay. Christopher McKay is the Chief Risk and Analytics Officer of the Company and has served in that capacity (including for OppFi-LLC) since June 2013. Prior to joining OppFi, Mr. McKay was a Senior Director, Partnership Analytics at Capital One, where he worked between April 2012 and June 2013. Previously, Mr. McKay held various roles at HSBC, including most recently as Director, Risk. He holds a B.S. in Industrial Engineering and Operations Research from the University of California at Berkeley.

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Corporate Governance

Corporate Governance Guidelines and Code of Business Conduct and Ethics

The Board has adopted Corporate Governance Guidelines. The Corporate Governance Guidelines address, among other things, items such as the qualifications and responsibilities of its directors and director candidates and corporate governance policies and standards applicable to the Company and the Board. In addition, the Board has adopted a Code of Business Conduct and Ethics that applies to all of our employees, officers and directors, including our Chief Executive Officer, Chief Financial Officer and other executive and senior financial officers. Copies of the Corporate Governance Guidelines and the Code of Business Conduct and Ethics are posted on the “Governance — Governance Documents” section of the “Investors” page of our website located at www.oppfi.com, or by writing to our Corporate Secretary at our offices at 130 E. Randolph Street, Suite 3400, Chicago, IL 60601. We will post amendments to our Code of Business Conduct and Ethics or waivers of our Code of Business Conduct and Ethics for directors and officers on the same website.

Board Composition

Our business affairs are managed under the direction of the Board. The Board consists of six directors, divided into three classes of staggered three-year terms.

The Company has entered into the Investor Rights Agreement, pursuant to which the SCG Holders’ Representative has the right to nominate five directors to the Board, two of which qualify as independent under Rule 303A.02 of the NYSE Listed Company Manual (“NYSE Independent”), and who initially were Theodore Schwartz, Todd Schwartz, David Vennettilli, Christina Favilla and Jocelyn Moore. The Investor Rights Agreement also provided that the remainder of the directors would be Jared Kaplan, the Company’s former Chief Executive Officer, and one additional director who qualifies as NYSE Independent chosen by the Nominating and Corporate Governance Committee of the Board, who initially was Greg Zeeman. Jared Kaplan resigned as a director as of November 7, 2022.

The Board is divided into three staggered classes of directors. At each annual meeting of its stockholders, a class of directors will be elected for a three-year term to succeed the same class whose term is then expiring, as follows:

•	the Class I directors, whose terms will expire following the Annual Meeting, are Christina Favilla and Jocelyn Moore;

•	the Class II directors, whose terms will expire in 2026, are Theodore Schwartz and Greg Zeeman; and

•	the Class III directors, whose terms will expire in 2027, are Todd Schwartz and David Vennettilli.

The Investor Rights Agreement also provides that at each meeting at which directors are to be elected, the Company shall take such necessary action to include in the slate of nominees recommended by the Board for election as directors (i) five directors chosen by the SCG Holders’ Representative as long as the SCG Holders have at least of 50% of the voting power entitled to vote in the election of directors, (ii) four directors chosen by the SCG Holders’ Representative as long as the SCG Holders have at least of 40% of the voting power entitled to vote in the election of directors, (iii) three directors chosen by the SCG Holders’ Representative as long as the SCG Holders have at least of 30% of the voting power entitled to vote in the election of directors, (iv) two directors chosen by the SCG Holders’ Representative as long as the SCG Holders have at least of 20% of the voting power entitled to vote in the election of directors, and (v) one director chosen by the SCG Holders’ Representative as long as the SCG Holders have at least of 5% of the voting power entitled to vote in the election of directors.

Additionally, for so long as the Company is a “controlled company” under the rules of the NYSE, the SCG Holders’ Representative will have the right to nominate a majority of each committee of the Board, and if the Company ceases to be a “controlled company” to nominate members of each committee proportional to the share of directors nominated by the SCG Holders.

Controlled Company Status

We are a “controlled company” under the rules of the NYSE. As a result, we qualify for exemptions from, and may elect not to comply with, certain corporate governance requirements under NYSE’s corporate governance requirements, including the requirements that we have a board that is composed of majority of NYSE Independent directors and a Compensation Committee and a Nominating and Corporate Governance Committee that are composed entirely of independent directors. Even though we are a controlled company, we are required to comply with the rules of the SEC and the NYSE relating to the membership, qualifications and operations of the Audit Committee, as discussed below.

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Corporate Governance

The rules of the NYSE define a “controlled company” as a company of which more than 50% of the voting power for the election of directors is held by an individual, a group or another company. As of the record date, the SCG Holders beneficially owned approximately 71.5% of the combined voting power of the Common Stock. Accordingly, we qualify as a “controlled company” and will be able to rely on the controlled company exemption from the director independence requirements of the NYSE relating to the Board, Compensation Committee and Nominating and Corporate Governance Committee. As a result, we qualify for, and intend to rely on, exemptions from certain corporate governance standards. Specifically, we currently do not have a majority of independent directors on our Board, and the Compensation Committee and Nominating and Corporate Governance Committee do not currently consist entirely of independent directors. If we cease to be a controlled company and our Class A Common Stock continues to be listed on NYSE, we will be required to comply with these requirements by the date our status as a controlled company changes or within specified transition periods applicable to certain provisions, as the case may be.

Director Independence

A director will only qualify as NYSE Independent if, in the opinion of the board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Audit committee members must also satisfy the additional independence criteria set forth in Rule 10A-3 under the Exchange Act and the rules of the NYSE. To qualify as intendent, Compensation Committee members must also satisfy the additional independence criteria set forth in Rule 10C-1 under the Exchange Act and the rules of the NYSE.

In order to be considered independent for purposes of Rule 10A-3 under the Exchange Act and under the rules of the NYSE (“Audit Committee Independent”), a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the committee, the board of directors, or any other board of directors committee: (i) accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries; or (ii) be an affiliated person of the listed company or any of its subsidiaries.

To be considered independent for purposes of Rule 10C-1 under the Exchange Act and under the rules of the NYSE (“Compensation Committee Independent”), the board of directors must affirmatively determine that the member of the compensation committee is independent, including a consideration of all factors specifically relevant to determining whether the director has a relationship to the company which is material to that director’s ability to be independent from management in connection with the duties of a compensation committee member, including, but not limited to: (i) the source of compensation of such director, including any consulting, advisory or other compensatory fee paid by the company to such director; and (ii) whether such director is affiliated with the company, a subsidiary of the company or an affiliate of a subsidiary of the company.

The Board has undertaken a review of the independence of each director and considered whether each director has a relationship with us that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. As a result of this review, the Board determined that Christina Favilla, Jocelyn Moore and Greg Zeeman are NYSE Independent and Audit Committee Independent, representing three of our six directors, and that Mr. Zeeman and Ms. Favilla are Compensation Committee Independent.

Board Leadership Structure

Our Corporate Governance Guidelines provide that if the Chair of the Board is a member of management or does not otherwise qualify as independent, the independent directors may elect from among themselves a lead independent director (the “Lead Director”). The Lead Director’s responsibilities include but are not limited to: calling and chairing over regularly scheduled executive sessions of the independent directors and acting as the liaison between the independent directors and the Chief Executive Officer and Chair of the Board. Ms. Jocelyn Moore has been our Lead Director since September 2021.

We believe that the structure of our Board and its committees provides strong overall oversight, guidance and management of the Company. Our Amended and Restated Bylaws and Corporate Governance Guidelines provide our Board with flexibility to combine or separate the positions of Chair of the Board and Chief Executive Officer in accordance with its determination that utilizing one or the other structure would be in the best interests of our Company. The structure of the Board as currently constituted provides that the Chief Executive Officer and Chair of the Board be the same person. Mr. Todd Schwartz currently serves as our Chief Executive Officer and Executive Chairman of the Board. Our Board is comprised of individuals with extensive experience in corporate governance and public company management. For these reasons and because of the strong leadership of Mr. Todd Schwartz, our Board has concluded that our current leadership structure is appropriate at this time. However, our Board will continue to periodically review our leadership structure and may make such changes in the future as it deems appropriate.

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Corporate Governance

Committees of the Board

The standing committees of the Board currently include the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. Each of the committees report to the Board as they deem appropriate and as the Board may request. The initial composition, duties and responsibilities of these committees are set forth below.

Audit Committee

The principal functions of the Audit Committee include, among other things:

•

assisting board oversight of (1) the integrity of our financial statements, (2) our compliance with legal and regulatory requirements, (3) our independent registered public accounting firm’s qualifications and independence, and (4) the performance of our internal audit function and independent registered public accounting firm and the appointment, compensation, retention, replacement, and oversight of the work of the independent auditors and any other independent registered public accounting firm engaged by us;

•

pre-approving all audit and non-audit services to be provided by the independent auditors or any other registered public accounting firm engaged by us and establishing pre-approval policies and procedures; reviewing and discussing with the independent registered public accounting firm all relationships the auditors have with us in order to evaluate their continued independence;

•

setting clear policies for audit partner rotation in compliance with applicable laws and regulations; obtaining and reviewing a report, at least annually, from the independent registered public accounting firm describing (1) the independent registered public accounting firm’s internal quality-control procedures and (2) any material issues raised by the most recent internal quality-control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years respecting one or more independent audits carried out by the firm and any steps taken to deal with such issues;

•

meeting to review and discuss our annual audited financial statements and quarterly financial statements with management and the independent auditor, including reviewing our specific disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations”; reviewing and approving any related party transaction required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC prior to us entering into such transaction; and

•

reviewing with management, the independent, and our legal advisors, as appropriate, any legal, regulatory or compliance matters, including any correspondence with regulators or government agencies and any employee complaints or published reports that raise material issues regarding our financial statements or accounting policies and any significant changes in accounting standards or rules promulgated by the Financial Accounting Standards Board, the SEC or other regulatory authorities.

The Audit Committee consists of Mr. Zeeman, Ms. Moore and Ms. Favilla, with Mr. Zeeman serving as the chair of the Audit Committee. The Board has determined that each of Mr. Zeeman, Ms. Moore and Ms. Favilla qualify as Audit Committee Independent and that Mr. Zeeman qualifies as an “audit committee financial expert,” as that term is defined in Item 401(h) of Regulation S-K. The Board has adopted a written charter for the Audit Committee, which is available free of charge on our corporate website (oppfi.com).

The Audit Committee met five times in 2024 and took various actions through written consent.

Compensation Committee

The principal functions of the Compensation Committee include, among other things:

•

reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s compensation; evaluating our Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our Chief Executive Officer based on such evaluation;

•

reviewing and making recommendations to our Board with respect to the compensation, including any incentive compensation and equity-based plans, of our other officers that is subject to the Board’s approval ;

•	reviewing our executive compensation policies and plans;

•	implementing and administering our incentive compensation equity-based remuneration plans;

•	assisting management in complying with our proxy statement and annual report disclosure requirements;

•	approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our officers and employees;

•	if required, producing a report on executive compensation to be included in our annual proxy statement; and

•	reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

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Corporate Governance

The Compensation Committee consists of Ms. Favilla, Mr. Zeeman and Mr. Vennettilli with Mr. Vennettilli serving as the chair of the Compensation Committee. Under the NYSE listing standards, as a controlled company, the Company is not required to have a Compensation Committee composed entirely of independent directors. The Board has determined that Ms. Favilla and Mr. Zeeman each qualifies as Compensation Committee Independent. The Board has adopted a written charter for the Compensation Committee, which is available free of charge on our corporate website (oppfi.com).

The Compensation Committee met four times in 2024 and took various actions through written consent.

Nominating and Corporate Governance Committee

The principal functions of the Nominating and Corporate Governance Committee include, among other things:

•	identifying, evaluating and selecting, or making recommendations to the Board regarding, nominees for election to the Board and its committees;

•	evaluating the performance of the Board and of individual directors;

•	considering, and making recommendations to the Board regarding, the composition of the Board and its committees;

•	reviewing developments in corporate governance practices;

•	evaluating the adequacy of our corporate governance practices and reporting;

•	overseeing our corporate governance policies and reporting;

•	reviewing related person transactions; and

•	developing, and making recommendations to the Board regarding, corporate governance guidelines and matters.

The Nominating and Corporate Governance Committee consists of Ms. Moore, Mr. Todd Schwartz and Mr. Vennettilli, with Mr. Todd Schwartz serving as the chair of the Nominating and Corporate Governance Committee. Under the NYSE listing standards, as a controlled company, the Company is not required to have a Nominating and Corporate Governance Committee composed entirely of independent directors. The Board has determined that Ms. Moore qualifies as NYSE Independent. The Board has adopted a written charter for the Nominating and Corporate Governance Committee, which is available free of charge on our corporate website (oppfi.com).

The Nominating and Corporate Governance Committee met one time in 2024 and took various actions through written consent.

Board and Board Committee Meetings and Attendance

We expect all directors to attend all meetings of the Board and the committees of the Board of which they are members. The Board met six times in 2024 and took various actions through written consent.

Executive Sessions

Executive sessions, which are meetings of the non-management members of the Board, are regularly scheduled throughout the year. In addition, at least once a year, the independent directors meet in a private session that excludes management and any non-independent directors. The Lead Director presides at each of these meetings and, in her absence, the non-management and independent directors in attendance, as applicable, determine which member will preside at such session.

Director Attendance at Annual Meeting of Stockholders

We do not have a formal policy regarding the attendance of our Board members at our annual meetings of stockholders, but we expect all directors to make every effort to attend any meeting of stockholders. All of our Board members attended our 2024 annual meeting of stockholders.

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Corporate Governance

Compensation Consultants

The Compensation Committee has the authority under its charter to retain outside consultants or advisors as it deems necessary or advisable. In accordance with this authority, the Compensation Committee engaged the services of Frederic W. Cook & Co. Inc. as its independent outside compensation consultant.

Compensation Committee Interlocks and Insider Participation

None of our officers currently serves, and in the past year has not served, (i) as a member of the Compensation Committee or the Board of Directors of another entity, one of whose officers served on our Compensation Committee, or (ii) as a member of the Compensation Committee of another entity, one of whose officers served on the Board.

Related Party Transaction Policy

We have adopted a formal written related person transaction policy that sets forth the policies and procedures for the review and approval or ratification of related person transactions. The Company’s policy requires that a “related person” (as defined in paragraph (a) of Item 404 of Regulation S-K) must promptly disclose to the Company’s general counsel any “related person transaction” (defined as any transaction that is reportable by the Company under Item 404(a) of Regulation S-K in which the Company is or will be a participant and the amount involved exceeds $120,000 and in which any related person has or will have a direct or indirect material interest) and all material facts with respect thereto. The general counsel will promptly communicate such information to the Audit Committee or another independent body of our Board. No related person transaction will be entered into without the approval or ratification of the Audit Committee or another independent body of our Board. It is the Company’s policy that directors interested in a related person transaction will recuse themselves from any such vote. The Company’s policy does not specify the standards to be applied by its audit committee or another independent body of its board of directors in determining whether or not to approve or ratify a related person transaction, although such determinations will be made in accordance with Delaware law.

Board Role in Risk Oversight

Our Board has the overall responsibility for risk oversight, including, as part of regular Board and committee meetings, understanding the principal risks associated with our business on an ongoing basis and overseeing the key risk decisions of management, which includes comprehending the appropriate balance between risks and rewards. A fundamental part of risk oversight is not only understanding the material risks we face and the steps management is taking to manage those risks, but also understanding what level of risk is appropriate for us. Our Board’s involvement in reviewing our business strategy, long-range plan and annual budget is an integral aspect of our Board’s assessment of management’s tolerance for risk and its determination of what constitutes an appropriate level of risk for us. While our full Board has overall responsibility for risk oversight and is currently overseeing our business continuity risks and regulatory and compliance risks, it is supported in this function by our Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee. Each of the committees regularly reports to the Board.

The Audit Committee assists the Board in fulfilling its risk oversight responsibilities by periodically reviewing our accounting, reporting and financial practices, including the integrity of our financial statements, the surveillance of administrative and financial controls, our compliance with legal and regulatory requirements, our major financial risk exposures and our cybersecurity, information technology, data protection, privacy and compliance risk management. The Audit Committee directly oversees and regularly reviews our cybersecurity program, receiving periodic reports from our Chief Information Security Officer on various matters including risk assessment results, progress of risk reduction initiatives, feedback from external auditors, control maturity assessments and relevant internal and industry cybersecurity incidents. Through its regular meetings with management, including the accounting and finance, legal, internal audit, regulatory compliance and information technology and security functions, the Audit Committee reviews and discusses significant areas of our business and summarizes for our Board areas of risk and the appropriate mitigating factors.

Our Compensation Committee assists our Board by overseeing and evaluating risks related to our compensation structure and programs, including whether they encourage excessive risk-taking, as well as the formulation, administration and regulatory compliance with respect to compensation matters, and coordinating, along with the Chair of the Board, succession planning discussions. Our Nominating and Corporate Governance Committee assists our Board by overseeing and evaluating programs and risks associated our Board’s organization, structure, membership and corporate governance, including environmental, social and governance matters. In addition, our Board and its committees receive periodic detailed operating performance reviews from management.

19

Corporate Governance

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors and executive officers and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership on Form 3 and changes in ownership on Form 4 or 5 with the SEC. Such executive officers, directors and stockholders also are required by SEC rules to furnish us with copies of all Section 16(a) forms that they file. Based on a review of the copies of such reports furnished to the Company and written representations from the Company’s directors and executive officers that no other reports were required, the Company believes that its directors, executive officers and 10% stockholders complied with all Section 16(a) filing requirements applicable to them for the year ended December 31, 2024 except that; Ms. Favilla, Ms. Moore and Messrs. Theodore Schwartz, Vennettilli, and Zeeman each filed a Form 4 in November 2024 reporting one late transaction that occurred in June 2024.

Limitation on Liability and Indemnification Matters

Our Charter and Bylaws provide that the officers and directors of the Company will be indemnified by the Company to the fullest extent authorized by the General Corporation Law of the State of Delaware, as it now exists or may in the future be amended, for any threatened, pending or completed action, suit or proceeding relating to any such officer’s or director’s service to the Company. Our Charter and Bylaws also require the Company to advance expenses incurred by a director or officer in advance of the final disposition of any action or proceeding, and permit the Company to secure insurance on behalf of any officer, director, employee or other agent for any liability arising out of his or her actions in that capacity regardless of whether we would otherwise be permitted to indemnify him or her under General Corporation Law of the State of Delaware. In addition, our Charter provides that directors will not be personally liable for monetary damages to the Company or its stockholders for breaches of their fiduciary duty as directors, unless such directors violated their duty of loyalty to the Company or its stockholders, acted in bad faith, knowingly or intentionally violated the law, authorized unlawful payments of dividends, unlawful stock purchases or unlawful redemptions, or derived an improper personal benefit from their actions as directors.

20

Corporate Governance

Additionally, pursuant to the that certain Business Combination Agreement, dated as of February 9, 2021 (the “Business Combination Agreement”), by and among the Company,
OppFi-LLC,
OppFi Shares, LLC, a Delaware limited liability company (“OFS”), and Todd G. Schwartz, in his capacity as the representative of the Members (as defined therein) (in such capacity, the “Members’ Representative”), the Company is required to maintain all such indemnification provisions in our Charter and Bylaws until at least the sixth anniversary of the Closing, which is July 20, 2027, including in the event of any change in control of the Company.
These provisions may discourage stockholders from bringing a lawsuit against our directors for breach of their fiduciary duty. These provisions also may have the effect of reducing the likelihood of derivative litigation against officers and directors, even though such an action, if successful, might otherwise benefit us and our stockholders. Furthermore, a stockholder’s investment may be adversely affected to the extent we pay the costs of settlement and damage awards against officers and directors pursuant to these indemnification provisions.
Anti-Hedging Policy
Our Corporate Governance Guidelines contain an Anti-Hedging Policy that applies to all of our directors, officers and employees. The policy generally prohibits our directors, officers and employees from engaging in speculative transactions in the Company’s securities, such as the purchase or sale of puts, calls, options or other derivative securities based on the Company’s securities. The policy also prohibits hedging or monetization transactions, such as forward sale contracts, in which the stockholder continues to own the underlying security without all the risks or rewards of ownership.
Insider Trading Policy
We have adopted an insider trading policy that governs transactions in our securities by our directors, officers, employees and their respective family members and affiliates that that we believe is reasonably designed to promote compliance with insider trading laws, rules and regulations, and the NYSE listing standards. In addition, it is our policy to comply with Federal securities laws and applicable stock exchange listing standards regarding trading in our own securities.
Communications with the Board
Any stockholder or any other interested party who desires to communicate with our Board, our non-management
directors or any specified individual director may do so by directing such correspondence to the attention of the Corporate Secretary at our offices at 130 E. Randolph Street, Suite 3400, Chicago, IL 60601 or by email at corporate.secretary@oppfi.com. The Corporate Secretary will forward the communication to the relevant director or directors as appropriate.

21

Director Compensation
The Board compensation program (the “Director Compensation Program”) is designed to provide competitive compensation necessary to attract and retain high quality non-employee
directors and to encourage their ownership of our stock to further align their interests with those of our stockholders. The Director Compensation Program provides for an annual equity retainer with a grant date fair value equal to $150,000 to our eligible directors. This annual retainer is paid in the form of restricted stock units under the OppFi Inc. 2021 Equity Incentive Plan, as amended (the “Plan”), which will vest in their entirety into shares of our Class A Common Stock on the earlier of (i) the one-year
anniversary of the date of grant or (ii) the date of the next annual meeting of stockholders following the grant date, subject to continued service. The Director Compensation Program also provides for quarterly cash payments in the annualized amount of (i) a $50,000 retainer for service on the Board, (ii) a $45,000 retainer for service as Executive Chairman of the Board (which is not currently paid given the Executive Chairman of the Board is currently the CEO), (iii) a $25,000 retainer for service as Lead Director, (iv) a $8,000 retainer ($18,000 for the chair) for service on the Compensation Committee, (v) a $10,000 retainer ($22,500 for the chair) for service on the Audit Committee and (vi) a $7,000 retainer ($12,000 for the chair, which is not currently paid given the chair of the Nominating and Corporate Governance Committee is currently the CEO) for service on the Nominating and Corporate Governance Committee.
The table below summarizes the compensation earned by our directors/and or paid by the Company to our non-employee
directors for fiscal year ended December 31, 2024. Mr. Todd Schwartz’s compensation is described below under “Executive Compensation.”

Name	Fees Earned or Paid in Cash (Meeting Fees and Retainers) ($)		Stock Awards ($)	All Other Compensation	Total ($)

Christina Favilla	$68,000	(1)	$150,000	—	$218,000

Jocelyn Moore	$92,000	(2)	$150,000	—	$242,000

Theodore Schwartz	$50,000	(3)	$150,000	—	$200,000

David Vennettilli	$75,000	(4)	$150,000	—	$225,000

Greg Zeeman	$80,500	(5)	$150,000	—	$230,500

(1)	Includes the annual retainers of $50,000 for service on the Board, $10,000 for service on the Audit Committee and $8,000 for service on the Compensation Committee.

(2)
Includes the annual retainers of $50,000 for service on the Board, $25,000 for service as Lead Director, $10,000 for service on the Audit Committee and $7,000 for service on the Nominating and Corporate Governance Committee.

(3)	Includes the annual retainer of $50,000 for service on the Board.

(4)
Includes the annual retainers of $50,000 for service on the Board, $18,000 for service as the chair of the Compensation Committee and $7,000 for service on the Nominating and Corporate Governance Committee.

(5)	Includes the annual retainers of $50,000 for service on the Board, $22,500 for service as the chair of the Audit Committee and $8,000 for service on the Compensation Committee.

22

Executive Compensation
Overview of Executive Compensation
This section provides an overview of our executive compensation programs, including a narrative description of the material factors necessary to understand the information disclosed in the summary compensation table below. As an “emerging growth company” and a “smaller reporting company,” as such terms are defined in the rules promulgated under the Securities Act of 1933, as amended (the “Securities Act”), we have opted to comply with the executive compensation disclosure rules applicable to smaller reporting companies. The scaled down disclosure rules require compensation disclosure for each person who served as our principal executive officer during 2024 and the two most highly compensated executive officers who did not serve as our principal executive officer whose total compensation for 2024 exceeded $100,000 and who were serving as executive officers as of December 31, 2024. We refer to these individuals as “named executive officers.” As an emerging growth company, we are not required to hold a
“say-on-pay”
vote or include Compensation Discussion & Analysis disclosure in this Proxy Statement.
For 2024, OppFi’s named executive officers were:

Todd Schwartz Chief Executive Officer and Executive Chairman of the Board	Pamela Johnson Chief Financial Officer	Christopher McKay Chief Risk and Analytics Officer
The objective of our executive compensation program is to provide a total compensation package that will enable us to attract, motivate and retain outstanding individuals, align the interests of our executive team with those of our equity holders, encourage individual and collective contributions to the successful execution of our short- and long-term business strategies and reward named executive officers for performance.
2024 Compensation of Named Executive Officers
Base Salary
Base salaries are intended to provide a level of compensation sufficient to attract and retain an effective management team, when considered in combination with the other components of the executive compensation program. In general, we seek to provide a base salary level designed to reflect each executive officer’s scope of responsibility and accountability. See the “Salary” column in the 2024 Summary Compensation Table for the base salary amounts earned by the named executive officers in 2024.
Bonuses
Bonus compensation is designed to hold executives accountable, reward executives based on actual business results and help create a “pay for performance” culture. Ms. Johnson’s employment agreement sets her target bonus as a percentage of base salary. In May 2024, a bonus plan (the “2024 Bonus Plan”) was designed for and implemented by the Company. The 2024 Bonus Plan established the bonus metrics for the fiscal year ended December 31, 2024 for Ms. Johnson and Mr. McKay and provided that 75% of the bonus for each would be awarded based on the achievement of certain financial metrics identified under the 2024 Bonus Plan, with a payout threshold of 85% of each metric to be achieved for any payment and a payout cap of 200% on each metric. The 2024 Bonus Plan also provided that 25% of the bonus would be awarded based on individual performance. The Board approved an overall payout of 127% of the target bonus for each member of the senior leadership team, including each of the named executive officers, other than Todd Schwartz. See the
“Non-Equity
Incentive Plan Awards” column in the 2024 Summary Compensation Table for the bonus amounts earned by the named executive officers in 2024 under the 2024 Bonus Plan.
Equity Awards
The OppFi Inc. 2021 Equity Incentive Plan
On July 20, 2021, the Company established the Plan, which provides for the grant of awards in the form of options, stock appreciation rights, restricted stock awards, restricted stock units, performance shares, performance units, cash-based awards, and other stock-based awards to employees, non-employee
directors, officers, and consultants. As of December 31, 2024, the maximum aggregate number of shares of Class A Common Stock that may be issued under the Plan was 22,794,973 shares. The maximum aggregate number of shares is subject to annual increases beginning on January 1, 2023 and continuing on the first day of each subsequent fiscal year through and including the tenth anniversary of the commencement of the initial annual increase, which are currently equal to the lesser of five percent of the number

23

Executive Compensation

of shares of Class A Common Stock and Class V Common Stock outstanding at the conclusion of the Company’s immediately preceding fiscal year, or an amount determined by the Company’s Board of Directors. As of December 31, 2024, the Company had only granted awards in the form of options, restricted stock units, and performance stock units.
Stock options granted to date under the Plan (“Options”) generally vest over four years with 25% of Options vesting on the first anniversary of the grant and the remaining 75% vesting quarterly over the remaining 36 months. Under the terms of the Plan, Option holders have a
10-year
period to exercise the Options before they expire.
Restricted stock units granted to employees and executive officers prior to April 1, 2024 (“RSUs”) generally vest over four years with 25% of the RSUs vesting on the first anniversary of the grant and the remaining 75% vesting quarterly over the remaining 36 months. RSUs granted to executive officers on April 1, 2024 and beyond generally vest over three years with 25% of the RSUs vesting on the date of grant, reflecting that grants of RSUs to executive officers are currently made following the applicable performance year, and the remaining 75% vesting quarterly over the remaining 36 months. RSUs granted to directors to date vest on the earlier of the one-year
anniversary of grant or the date of the Company’s next annual meeting of stockholders.
Performance stock units granted as RSUs with performance based vesting conditions to executive officers to date (“PSUs”) generally vest over four years, subject to the achievement of specified performance targets.
The Company does not currently grant new awards of stock options, stock appreciation rights or similar option-like instruments. Accordingly, the Company has no specific policy or practice on the timing of awards of Options in relation to the disclosure of material nonpublic information by the Company.
See the “Stock Awards” column in the Summary Compensation Table for the awards received by the named executive officers in 2024.
The OppFi Management Holdings, LLC Profits Interest Plan
Prior to the Closing,
OppFi-LLC
granted equity compensation in the form of profits interests as Class A shares of OFMH (“Class A Shares”) pursuant to the OppFi Management Holdings, LLC Profits Interest Plan (the “OFMH Management Plan”). In 2021, all existing Class A Shares were recapitalized in connection with the Closing. Class A Shares are subject to time-based and performance-based vesting criteria. One hundred percent (100%) of the time-based and performance-based interests have vested.
Perquisites
The Company maintains a 401(k) plan for its employees, including its executive officers, to encourage its employees to save some portion of their cash compensation for their eventual retirement. Pursuant to a discretionary employer match, the Company has historically matched employee contributions at (i) 100% of the employee’s contribution up to a limit of 3% of the employee’s eligible compensation and (ii) 50% of the employee’s contribution between
3-5%
up to a maximum of 4% of the employee’s eligible compensation. The Company also provides semi-annual HSA matching contributions to those eligible plan participants who are actively employed at the time of each match payment and are enrolled in our high deductible medical plan. Matching payments are generally made on the second pay dates of March and September of each calendar year. Eligible plan participants who elect individual coverage receive a $125 employer contribution on each semiannual payment date, and those who also cover a spouse, child(ren), or family receive a $250 employer contribution on each semiannual payment date.

24

Executive Compensation

Summary Compensation Table
The following table presents information regarding the total compensation awarded to, earned by, and paid to OppFi’s named executive officers for the fiscal years ended December 31, 2024 and 2023.

Name and principal position	Year	Salary ($)		Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(1)	Non-Equity Incentive Plan Awards ($)		All other compensation ($)(2)	Total ($)

Todd Schwartz Chief Executive Officer and Executive Chairman of the Board	2024	$297,115		—	—	—	—		$566	$297,681
	2023	$148,315		—	—	—	—		$580	$148,895

Pamela Johnson Chief Financial Officer	2024	$345,884		—	$269,380	—	$198,971	(3)	$22,723	$836,958
	2023	$334,188		—	—	—	$151,369	(4)	$20,759	$506,316

Christopher McKay Chief Risk and Analytics Officer	2024	$345,625		—	$323,465	—	$263,218	(3)	$29,341	$961,649
	2023	$337,963	(5)	—	—	—	$196,650	(4)	$35,451	$570,064

(1)
The amounts in this column reflect the aggregate grant date fair value of awards calculated in accordance with FASB ASC Topic 718. See Note 9 to the Company’s audited consolidated financial statements included in our Annual Report on Form
10-K
for the fiscal year ended December 31, 2024 for a discussion of all assumptions made by us in determining the grant-date fair value of these awards.

(2)
The amounts in this column represent OppFi’s contributions to the named executive officer’s 401(k) plan account, AD&D premiums, short term disability premiums, medical premiums, dental premiums, life insurance premiums, health savings account matching contributions, dependent care contributions, and any taxable awards received through OppFi’s employee recognition program.

(3)	Represents amounts paid under the 2024 Bonus Plan.

(4)	Represents amounts paid under the 2023 Bonus Plan.

(5)	Includes a one-time supplemental payment paid to Mr. McKay in the amount of $8,916.92 for accrued but unused PTO.
Employment Arrangements
Todd G. Schwartz, our Chief Executive Officer, is not currently party to an employment agreement with the Company. Pamela Johnson, our Chief Financial Officer is currently party to an employment agreement with
OppFi-LLC.
Christopher McKay, our Chief Risk and Analytics Officer, is not currently party to an employment agreement with the Company.
Pamela Johnson
Ms. Johnson’s employment agreement with
OppFi-LLC,
dated as of August 9, 2022, provides for Ms. Johnson to serve as Chief Financial Officer of the Company. The employment agreement provides for Ms. Johnson to receive an annual base salary, subject to merit increases from time to time as determined by the compensation committee of the Board, and an annual incentive bonus with a target of 45% of annual base salary, with the actual bonus amount determined based on achievement of performance targets as determined by the compensation committee. Ms. Johnson is eligible to receive annual equity grants and is entitled to participate in the Company’s employee benefit plans and paid vacation in accordance with the Company’s policies. In the event Ms. Johnson’s employment is terminated by the Company without Cause (as defined in the employment agreement) or by Ms. Johnson for Good Reason (as defined in the employment agreement), she will be entitled to severance of twelve months base salary, in addition to reimbursement of healthcare premiums. Ms. Johnson is subject to customary restrictive covenants during the term of employment and thereafter for the applicable severance period in the event of termination without Cause or for Good Reason, or for 12 months in the case of any other termination.

25

Executive Compensation

Equity Awards at 2024 Fiscal
Year-End
The following table presents information regarding the outstanding awards held by each of the named executive officers as of December 31, 2024, all of which were made under the Plan.

Name	Number of Securities Underlying Unexercised Stock Options (Exercisable) (#)		Number of Securities Underlying Unexercised Stock Options (Unexercisable) (#)		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Performance- Based Vested Stock That Have Not Vested ($)		Equity Incentive Plan awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)

Todd Schwartz	—		—		—	—	—	—		—	—

Pamela Johnson	37,302	(1)	22,382	(1)	$3.17	5/3/2032

							81,102(2)	$621,241	(3)

Christopher McKay	203,125	(4)	46,875	(4)	$10.45	7/21/2031

	203,125	(4)	46,875	(4)	$20.00	7/21/2031

							105,053(5)	$804,705	(3)

(1)
Represents Options granted on May 3, 2022 as a component of Mrs. Johnson’s 2022 LTIP Award. 3,730 Options vested on February 3, 2025 and the remainder of the unexercisable Options will vest on a quarterly basis from May 3, 2025 through May 3, 2026.

(2)
Represents RSUs granted pursuant to the Plan on October 1, 2021 and April 1, 2024, and unvested time-based shares based on achievement (“LTIP Shares”) for Mrs. Johnson’s 2022 LTIP Award. 7,775 RSUs vested on January 1, 2025, 1,599 LTIP Shares vested on February 3, 2025 and 7,776 RSUs vested on April 1, 2025. The 7,993 remaining LTIP Shares will vest on a quarterly basis beginning on May 3, 2025 through May 3, 2026. 2,083 of the remaining RSUs will vest on a quarterly basis beginning July 1, 2025 through October 1, 2025. 53,876 of the remaining RSUs will vest on a quarterly basis beginning July 1, 2025 through April 1, 2027.

(3)
The market value calculations reported in this column are computed by multiplying $7.66, the closing price per share of the Class A Common Stock on December 31, 2024, by the number of shares underlying the award.

(4)	Represents Options granted pursuant to the Plan on July 21, 2021. 31,250 Options vested on January 21, 2025, 31,250 Options vested on April 21, 2025 and the remainder will vest on July 21, 2025.

(5)
Represents RSUs granted pursuant to the Plan on October 1, 2021 and April 1, 2024, and LTIP Shares for Mr. McKay’s 2022 LTIP Award. 11,937 RSUs vested on January 1, 2025, 1,463 LTIP Shares vested on February 3, 2025 and 11,938 RSUs vested on April 1, 2025. The 7,319 remaining LTIP Shares will vest on a quarterly basis beginning on May 3, 2025 through May 3, 2026. 7,702 of the remaining RSUs will vest on a quarterly basis beginning July 1, 2025 through October 1, 2025. 64,694 of the remaining RSUs will vest on a quarterly basis beginning July 1, 2025 through April 1, 2027.

26

Executive Compensation

Securities Authorized for Issuance Under Equity Compensation Plans
The following table shows information relating to the number of shares authorized for issuance under our equity compensation plans as of December 31, 2024.

	Securities to be issued upon exercise of outstanding options, warrants and rights (#) (1)	Weighted average exercise price of outstanding options, warrants and rights ($) (2)	Number of securities remaining available for future issuance under equity compensation plans (#) (3)
Equity compensation plans approved by security holders	3,878,151	$13.65	17,824,810	(4)

Equity compensation not approved by security holders	N/A	N/A	N/A

Total	3,878,151	$13.65	17,824,810	(4)

(1)
Reflects 3,878,151 shares subject to outstanding awards granted under the Plan, of which 1,842,192 shares were subject to outstanding options, 1,959,403 shares were subject to outstanding restricted stock unit awards, and 76,556 shares were subject to outstanding performance stock unit awards assuming target performance.

(2)
The weighted average exercise price is calculated based solely on the outstanding stock options. It does not consider the shares issuable upon vesting of outstanding RSUs and PSUs, which have no exercise price.

(3)
The Plan contains an “evergreen” provision, pursuant to which the maximum aggregate number of shares of Class A Common Stock that may be issued under the Plan is subject to annual increases, which began on January 1, 2022, and continues on the first day of each subsequent fiscal year through and including the tenth anniversary of the commencement of the initial annual increase, equal to the lesser of two percent of the number of shares of Class A Common Stock outstanding at the conclusion of the Company’s immediately preceding fiscal year, or an amount determined by the Board. The OppFi Inc. 2021 Employee Stock Purchase Plan (the “ESPP”) contains an “evergreen” provision, pursuant to which the maximum aggregate number of shares of Class A Common Stock that may be issued under the ESPP shall be cumulatively increased on January 1, 2022 and on each subsequent January 1, through and including January 1, 2030, by a number of shares equal to the smallest of (a) one percent of the number of shares of Class A Common Stock issued and outstanding on the immediately preceding December 31, (b) 2,400,000 shares, or (c) an amount determined by the Board.

(4)	Represents 16,513,675 shares available for future issuance under the Plan and 1,311,135 shares available for issuance under the ESPP as of December 31, 2024.

27

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information regarding the beneficial ownership of shares of our Common Stock as of the Record Date, April 14, 2025, by:

•	each person who is known by us to be the beneficial owner of more than five percent (5%) of the outstanding shares of the Class A Common Stock;

•	each of our executive officers and directors; and

•	our executive officers and directors as a group.

Beneficial ownership for the purposes of the following table is determined according to the rules and regulations of the SEC, which generally provide that a person has beneficial ownership of a security if such person possesses sole or shared voting or investment power over that security, including options, warrants and exchange rights that are currently exercisable or exercisable within 60 days. In computing the number of shares beneficially owned by a person and the percentage ownership of that person in the table below, all shares subject to options, warrants and exchange rights units held by such person were deemed outstanding if such securities are currently exercisable or exercisable within 60 days of April 14, 2025. These shares were not deemed outstanding, however, for the purpose of computing the percentage ownership of any other person. The following table also includes Class A common units of OppFi-LLC (“OppFi Units”), OppFi Units retained by the Members immediately following the Closing (“Retained OppFi Units”) and Earnout Units, in each case that may be exchanged for shares of Class A Common Stock pursuant to the exercise of pursuant to the Members’ rights to exchange each Retained OppFi Unit from time to time for either one share of Class A Common Stock or, at the election of the Company, the cash equivalent of the market value of one share of Class A Common Stock (“Exchange Rights”), whether or not such Exchange Rights are or may be exercisable within 60 days of April 14, 2025.

The beneficial ownership of Common Stock is based on 25,765,651 shares of Class A Common Stock, 0 shares of Class B common stock, par value $0.0001 per share (“Class B Common Stock”), and 61,023,846 shares of Class V Common Stock issued and outstanding as of April 14, 2025.

Unless otherwise indicated, we believe that each person named in the table below has sole voting and investment power with respect to all shares of Common Stock beneficially owned by them.

Name of Beneficial Owners(1)	Number of Shares Beneficially Owned	Percentage of Outstanding Common Stock

Directors and Executive Officers:

Todd G. Schwartz(2)	61,589,096	71.0%

Theodore Schwartz(3)	23,962,990	27.6%

Christina Favilla(4)	186,737	*

Jocelyn Moore(5)	99,072	*

David Vennettilli(6)	91,762	*

Greg Zeeman(4)	186,737	*

Pamela Johnson(7)	123,670	*

Christopher McKay(8)	1,978,543	2.3%

All directors and executive officers as a group	62,989,865	72.0%

Five Percent Holders:

OppFi Shares, LLC(9)	61,023,846	70.3%

TGS Capital Group, LP(2)	24,905,134	28.7%

LTHS Capital Group LP(3)	23,146,621	26.7%

Tracy Ward(10)	5,739,688	6.6%

LMR Partners(11)	1,897,553	2.1%

28

Security Ownership of Certain Beneficial Owners and Management

*	Less than one percent

(1)	Unless otherwise indicated, the business address of each of the individuals and entities is 130 E. Randolph Street, Suite 3400, Chicago, Illinois 60601

(2)

Represents 61,023,846 shares of Class V Voting Stock held of record by OppFi Shares, LLC (“OFS”), which has voting power over such shares of Class V Common Stock and which is 100% owned by TGS Revocable Trust, whose sole trustee is Todd G. Schwartz. The shares of Class V Voting Stock held of record by OFS include (i) 24,905,134 shares of Class V Voting Stock that correspond to an equivalent number of Retained OppFi Units held indirectly by Mr. Schwartz through TGS Capital Group, LP, of which Mr. Schwartz is the general partner and (ii) 1,949,309 shares of Class V Voting Stock that correspond to an equivalent number of Retained OppFi Units held indirectly by Mr. Schwartz through TGS MCS Capital Group LP. In addition, Mr. Schwartz beneficially owns 565,250 shares of Class A Common Stock. Mr. Schwartz disclaims beneficial ownership of the Retained OppFi Units held by TGS Capital Group, LP and TGS MCS Capital Group LP, except to the extent of his pecuniary interest therein.

(3)

Represents (i) 23,146,621 shares of Class V Voting Stock that correspond to an equivalent number of Retained OppFi Units held indirectly by Theodore Schwartz through LTHS Capital Group LP, (ii) 629,632 shares of Class V Voting Stock that correspond to an equivalent number of Retained OppFi Units held indirectly by Theodore Schwartz through LTHS Revocable Trust, (iii) 137,409 shares of Class A Common Stock and (iv) shares of Class A Common Stock underlying 49,328 restricted stock units that vest within 60 days of the Record Date. Mr. Schwartz disclaims beneficial ownership of the Retained OppFi Units held by LTHS Capital Group LP and LTHS Revocable Trust, except to the extent of his pecuniary interest therein. The business address of Mr. Schwartz is c/o TCS Group, LLC, One North Wacker Drive, Suite 3605, Chicago, IL 60606.

(4)	Represents (i) 137,409 shares of Class A Common Stock and (ii) shares of Class A Common Stock underlying 49,328 restricted stock units that vest within 60 days of the Record Date.

(5)	Represents (i) 49,744 shares of Class A Common Stock and (ii) shares of Class A Common Stock underlying 49,328 restricted stock units that vest within 60 days of the Record Date.

(6)

Represents (i) 1,000 shares of Class V Voting Stock that correspond to an equivalent number of Retained OppFi Units held indirectly by David Vennettilli through DAV 513 Revocable Trust, of which Mr. Vennettilli is the sole trustee and sole beneficiary, (ii) 41,434 shares of Class A Common Stock and (iii) shares of Class A Common Stock underlying 49,328 restricted stock units that vest within 60 days of the Record Date. Excludes shares of Class V Voting Stock that correspond to Retained OppFi Units held by each of TGS Capital Group LP, TGS MCS Capital Group LP, LTHS Capital Group LP, Ramble MCS Capital Group LP and Ward Capital Group LP, respectively. Mr. Vennettilli holds interests in each of the forgoing entities but does not have beneficial ownership of any such shares of Class V Voting Stock beneficially owned by such entities. The business address of Mr. Vennettilli is c/o TCS Group, LLC, One North Wacker Drive, Suite 3605, Chicago, IL 60606.

(7)

Represents (i) 77,309 shares of Class A Common Stock, (ii) options to purchase 41,032 shares of Class A Common Stock that are fully vested, (iii) options to purchase 3,731 shares of Class A Common Stock vesting within 60 days of the Record Date and (iv) shares of Class A Common Stock underlying 1,598 performance stock units that vest within 60 days of the Record Date.

(8)

Represents (i) 1,451,489 shares of Class V Voting Stock that correspond to an equivalent number of Retained OppFi Units held by Christopher McKay through OFMH, which is a member of OppFi and of which Mr. McKay is a member, (ii) 56,840 shares of Class A Common Stock, (iii) options to purchase 437,500 shares of Class A Common Stock that are fully vested, (iv) options to purchase 31,250 shares of Class A Common Stock vesting within 60 days of the Record Date and (v) shares of Class A Common Stock underlying 1,464 performance stock units that vest within 60 days of the Record Date.

(9)

All shares of Class V Voting Stock are held of record by OFS, which has voting power over such shares of Class V Common Stock and which is 100% owned by TGS Revocable Trust, whose sole trustee is Todd Schwartz.

(10)

Represents (i) 3,444,961 shares of Class V Voting Stock that correspond to an equivalent number of Retained OppFi Units held indirectly by Tracy Ward through Ramble Capital Group, LP, (ii) 1,949,309 shares of Class V Voting Stock that correspond to an equivalent number of Retained OppFi Units held indirectly by Ms. Ward through Ramble MCS Capital Group LP and (iii) 345,418 shares of Class A Common Stock. Ms. Ward disclaims beneficial ownership of the Retained OppFi Units held by Ramble Capital Group LP and Ramble MCS Capital Group LP, respectively, except to the extent of her pecuniary interest therein. The business address of Ms. Ward is c/o TCS Group, LLC, One North Wacker Drive, Suite 3605, Chicago, IL 60606.

(11)

LMR Multi-Strategy Master Fund Limited directly holds warrants to purchase 948,776 shares of Class A Common Stock and LMR CCSA Master Fund Ltd directly holds warrants to purchase 948,777 shares of Class A Common Stock (“Warrants”). The shares of Class A Common Stock underlying the Warrants held by each of LMR Multi-Strategy Master Fund Limited and LMR

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Security Ownership of Certain Beneficial Owners and Management

CCSA Master Fund Ltd in the aggregate represent approximately 6.9% of the outstanding shares of Class A Common Stock, plus shares that may be acquired by such persons within 60 days of the Record Date. The address of LMR Partners LLP, and each of the funds its controls, is 9th Floor, Devonshire House, 1 Mayfair Place, London, W1J 8AJ, United Kingdom. This information is based on the Schedule 13G/A filed with the SEC on February 14, 2025.

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Certain Relationships and Related Party Transactions

Other than compensation and indemnification arrangements for our directors and executive officers, described above, the following is a description of each transaction since January 1, 2023 and each currently proposed transaction in which:

•	we, any of our subsidiaries or FGNA have been or are to be a participant;

•	the amounts involved exceeded or exceeds the lesser of (i) $120,000 or (ii) 1% of the average of our total assets on a consolidated basis at year end for the past two fiscal years; and

•

any of our directors, executive officers or holders of more than 5% of our outstanding capital stock, or any immediate family member of, or person sharing the household with, any of these individuals or entities, had or will have a direct or indirect material interest.

Related Party Transactions in Connection with the Business Combination

Tax Receivable Agreement

At the Closing, the Company, OppFi, the Members (as defined therein) and the Members’ Representative entered into a tax receivable agreement (the “Tax Receivable Agreement”), which provides for, among other things, payment by the Company to the Members of 90% of the U.S. federal, state and local income tax savings realized by the Company as a result of the increases in tax basis and certain other tax benefits related to the transactions contemplated under the Business Combination Agreement and the exchange of Retained OppFi Units for Class A Common Stock or cash. As of December 31, 2024, the Company’s liability related to its expected obligations to the Members under the Tax Receivable Agreement was $26.5 million. Any such amounts payable will only be due once the relevant tax savings have been realized by the Company. See Note 1 to the Company’s audited consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 for a discussion of all assumptions related to the obligations to the Members under the Tax Receivable Agreement.

The Tax Receivable Agreement may be terminated if (i) the Company exercises its right to terminate the Tax Receivable Agreement for an amount representing the present value of the agreed payments remaining to be made under the Tax Receivable Agreement, discounted at the Early Termination Rate (as defined therein), (ii) there is a change of control, or (iii) the Company materially breaches any of the material obligations of the Tax Receivable Agreement. Upon early termination by change of control or material breach, all obligations will generally be accelerated and due as if the Company had delivered an early termination notice on the date of such change of control or material breach.

The Tax Receivable Agreement provides that in the event of a change of control, the TRA Party Representative (as defined therein) will have the option to accelerate the unpaid obligations of the Company as calculated in accordance with certain valuation assumptions, including that the Company will have taxable income sufficient to fully utilize the tax items, including deductions, arising from certain basis adjustments and any deduction attributable to any payment made under the Tax Receivable Agreement.

In the event that (i) the Company exercises its early termination rights under the Tax Receivable Agreement, (ii) certain changes of control in the Company or OppFi occur, (iii) the Company, in certain circumstances, fails to make a payment required to be made pursuant to the Tax Receivable Agreement by the applicable final payment date, which non-payment continues for 30 days following such final payment date, or (iv) the Company materially breaches any of its material obligations under the Tax Receivable Agreement other than as described in the foregoing clause (iii), which breach continues without cure for 30 days following receipt by the Company of written notice thereof and written notice of acceleration is received by the Company thereafter (except that in the case that the Tax Receivable Agreement is rejected in a case commenced under bankruptcy laws, no written notice of acceleration is required), in the case of clauses (iii) and (iv), unless certain liquidity exceptions apply, the Company’s obligations under the Tax Receivable Agreement will accelerate, and the Company will be required to make a lump-sum cash payment to the Members and/or other applicable parties.

Investor Rights Agreement

At the Closing, the Company, the Sponsor, D. Kyle Cerminara, Larry G. Swets, Jr., Joseph Moglia, Nicholas Rudd, Hassan Baqar and Robert Weeks (together with the Sponsor, the “Founder Holders”), the Members, and certain other parties entered into the Investor Rights Agreement. Pursuant to the terms of the Investor Rights Agreement, among other things, (i) the Company, the Founder Holders and certain other parties terminated that certain Registration Rights Agreement, dated as of September 29, 2020, entered into by them in connection with FGNA’s initial public offering, (ii) the Members’ Representative will have the right to nominate five directors to the Board,

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Certain Relationships and Related Party Transactions

subject to certain independence and holdings requirements, (iii) the Company agreed to provide certain registration rights for the shares of Class A Common Stock held by or issuable to the Members, the Founder Holders and certain other parties, and (iv) a certain Founder Holder and the Members agreed not to transfer, sell, assign, or otherwise dispose of the shares of Class A Common Stock and the OppFi Units held by such Founder Holder or such Members, as applicable, for twenty-four months and nine months, respectively, following the Closing, subject to certain exceptions.

Amended and Restated Limited Liability Company Agreement of OppFi

Immediately prior to the Closing, the Company, OppFi and the Members entered into the OppFi A&R LLCA, which, among other things, (i) provided for a recapitalization of the ownership structure of OppFi, whereby following the execution of the OppFi A&R LLCA, the ownership structure of OppFi consists solely of the OppFi Units, (ii) designated the Company as the sole manager of OppFi, (iii) provides that beginning on the nine month anniversary of the Closing (unless otherwise waived by the Company, or, with respect to the shares of Class A Common Stock issuable upon the exchange of 11,600,000 OppFi Units held by the Members, which shall not be subject to the nine month lock-up restrictions in the Investor Rights Agreement., following the registration under the Securities Act of such shares), the Members may exercise the Exchange Rights and (iv) otherwise amended and restated the rights and preferences of the OppFi Units, in each case, as more fully described in the OppFi A&R LLCA.

Other Related Party Transactions

Christopher McKay is one of our executive officers. Mr. McKay’s daughter was a former employee whose employment with the Company predates Mr. McKay’s designation as an executive officer in 2021. For the year ended December 31, 2024, Ms. McKay’s total compensation did not exceed $120,000. For the year ended December 31, 2023, Ms. McKay’s total compensation was approximately $133,000. These compensation arrangements were consistent with those made available to other employees of the Company with similar years of experience and positions. Ms. McKay also participated in the Company’s benefit plans available to all other employees in similar positions.

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Householding Information

Unless we have received contrary instructions, we may send a single copy of this proxy statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions:

If the shares are registered in the name of the stockholder, the stockholder should contact us at our offices at to the attention of the Corporate Secretary at our offices at 130 E. Randolph Street, Suite 3400, Chicago, IL 60601 or by email at corporate.secretary@oppfi.com, to inform us of his or her request; or

If a bank, broker or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly.

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Stockholder Proposals and Director Nominations

We provide an informal process for stockholders and other interested parties to send communications to our Board and its members. Stockholders and other interested parties who wish to contact our Board or any of its members may do so by writing to the attention of our Corporate Secretary at our offices at 130 E. Randolph Street, Suite 3400, Chicago, IL 60601 or by email at corporate.secretary@oppfi.com. At the direction of the Board, all mail received will be opened and screened for security purposes. Correspondence directed to an individual Board member is referred to that member. Correspondence not directed to a particular Board member is referred to our Corporate Secretary.

Submission of Stockholder Proposals and Director Nominations for our 2026 Annual Meeting

Pursuant to Rule 14a-8 under the Exchange Act, some stockholder proposals may be eligible for inclusion in our proxy statement for the 2026 annual meeting. These stockholder proposals must be submitted, along with proof of ownership of our stock in accordance with Rule 14a-8(b)(2), to the Corporate Secretary at our principal executive offices no later than the close of business on December 30, 2025 (120 days prior to the anniversary of this year’s mailing date). Failure to deliver a proposal in accordance with these procedures may result in it not being deemed timely received.

Submitting a stockholder proposal or director nomination does not guarantee that we will include it in our proxy statement. Our Nominating and Corporate Governance Committee reviews all stockholder proposals and makes recommendations to the board for actions on such proposals. For information on qualifications of director nominees considered by our nominating and corporate governance committee, see the “Director Nominations Process” section of this Proxy Statement.

Other than non-binding proposals presented pursuant to Rule 14a-8 under the Exchange Act, stockholders who intend to have a proposal or director nomination considered for inclusion in our Proxy Materials for presentation at our 2026 annual meeting of stockholders must submit the proposal or director nomination to us no later than March 12, 2026. In accordance with our Bylaws, for a proposal or director nomination not included in our Proxy Materials to be brought before the 2026 annual meeting of stockholders, a stockholder’s notice of the proposal or director nomination that the stockholder wishes to present must be delivered to our Corporate Secretary at our offices at 130 E. Randolph Street, Suite 3400, Chicago, IL 60601, not less than 90 nor more than 120 days prior to the first anniversary of the 2025 Annual Meeting. Accordingly, any notice given pursuant to our Bylaws and outside the process of Rule 14a-8 must be received no earlier than February 10, 2026 and no later than March 12, 2026. In addition to satisfying advance notice requirements under our Bylaws, to comply with the universal proxy rules under the Exchange Act, stockholders who intend to solicit proxies in support of director nominees other than those nominees nominated by the Company must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 13, 2026, which is the first business day following the 60th day prior to the anniversary date of the Annual Meeting. We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal or director nomination that does not comply with these and other applicable requirements.

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Where You Can Find More Information

As a reporting company, we are subject to the informational requirements of the Exchange Act and accordingly file our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, proxy statements, and other information with the SEC. As an electronic filer, our public filings are maintained on the SEC’s website that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC. The address of that website is http://www.sec.gov. In addition, our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act may be accessed free of charge through our website as soon as reasonably practicable after we have electronically filed such material with, or furnished it to, the SEC. The address of that website is https://investors.oppfi.com/.

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2024 Annual Report

Our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 is being mailed with this Proxy Statement to those stockholders that receive this Proxy Statement in the mail. Stockholders that receive the Notice Regarding the Availability of Proxy Materials can access our Annual Report on Form 10-K for 2024, at www.proxydocs.com/OPFI.

Our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 has also been filed with the SEC. It is available free of charge at the SEC’s website at www.sec.gov. Upon written request by a stockholder, we will mail without charge a copy of our Annual Report on Form 10-K, including the financial statements and financial statement schedules, but excluding exhibits. Exhibits to the Annual Report on Form 10-K are available upon payment of a reasonable fee, which is limited to our expenses in furnishing the requested exhibit. All requests should be directed to the Corporate Secretary at our offices at 130 E. Randolph Street, Suite 3400, Chicago, IL 60601 or by email at corporate.secretary@oppfi.com.

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Your vote P.O. BOX 8016, CARY, NC 27512-9903 matters! Have your ballot ready and please use one of the methods below for easy voting: Your control number Have the 12 digit control number located in the box above available when you access the website and follow the instructions.OppFi Inc. Internet: www.proxypush.com/OPFI Cast your vote online Annual Meeting of Stockholders Have your Proxy Card ready Follow the simple instructions to record your vote For stockholders of record as of April 14, 2025 Phone: Tuesday, June 10, 2025 2:30 PM, Eastern Time 1-866-916-1951 Annual Meeting to be held live via the Internet—please visit Use any touch-tone telephone Have your Proxy Card ready www.proxydocs.com/OPFI for more details. Follow the simple recorded instructions Mail: Mark, sign and date your Proxy Card Fold and return your Proxy Card in the postage-paid YOUR VOTE IS IMPORTANT! envelope provided PLEASE VOTE BY: 2:30 PM, Eastern Time, June 10, 2025. Virtual: You must register to attend the meeting online and/or participate at www.proxydocs.com/OPFI. This proxy is being solicited on behalf of the Board of Directors The undersigned hereby appoints Todd G. Schwartz, Marv Gurevich and Pamela Johnson (the “Named Proxies”), and each or any of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of OppFi Inc. which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS’ RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof. You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card. PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE Copyright © 2025 BetaNXT, Inc. or its affiliates. All Rights Reserved

OppFi Inc. Annual Meeting of Stockholders Please make your marks like this: THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ON PROPOSALS 1 AND 2 BOARD OF DIRECTORS PROPOSAL YOUR VOTE RECOMMENDS 1. To elect, each for a term expiring at the 2028 Annual Meeting of Stockholders or until a successor has been duly elected and qualified, the following individuals to our Board of Directors. FOR WITHHOLD 1.01 Christina Favilla FOR #P2# #P2# 1.02 Jocelyn Moore FOR #P3# #P3# FOR AGAINST ABSTAIN 2. To ratify the appointment of RSM US LLP as our independent registered public accounting firm FOR for the 2025 fiscal year. #P4# #P4# #P4# 3. To consider and act upon such other business as may properly come before the annual meeting. You must register to attend the meeting online and/or participate at www.proxydocs.com/OPFI. Authorized Signatures—Must be completed for your instructions to be executed. Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form. Signature (and Title if applicable) Date Signature (if held jointly) Date